UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2006

FLOTEK INDUSTRIES, INC.

Delaware (State or Other Jurisdiction of Incorporation)

001-13270 (Commission File Number)

90-0023731 (IRS Employer Identification Number)

7030 Empire Central Drive, Houston, Texas (Address of Principal Executive Offices)

77040 (Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 849-9911

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)
On June 1, 2006, the partners of UHY Mann Frankfort Stein & Lipp CPAs, LLP (“UMFSL”) announced that they were joining UHY LLP (“UHY”), a New York limited liability partnership. UHY is the independent registered public accounting firm with which UMFSL has an affiliation. UHY is a legal entity that is separate from UMFSL. On July 21, 2006, UMFSL notified Flotek Industries, Inc. (the “Company”) that it has ceased to provide audit services to the Company, and accordingly, resigned as the independent public auditors of the Company on that date.

None of the reports of UMFSL on the Company’s financial statements for either of the past two years or subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years of the Company and the interim period through July 21, 2006, there were no disagreements between the Company and UMFSL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of UMFSL, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The Company has provided UMFSL with a copy of the foregoing disclosures in conjunction with the filing of this Form 8-K. The Company requested that UMFSL deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-B, and if not, stating the respects in which it does not agree. A copy of the letter from UMFSL is filed as Exhibit 16.1 to this current report.

(b)
On July 21, 2006, the Company engaged UHY as the Company’s independent public auditor for the Company’s fiscal year ending December 31, 2006 and the interim periods prior to such year-end. During the Company’s two most recent fiscal years and the interim period through July 21, 2006, the Company has not consulted with UHY regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did the limited liability partnership of UHY provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Company’s two most recent fiscal years and the interim period through July 21, 2006, the Company has not consulted with the limited liability partnership of UHY on any matter that was the subject of a disagreement or a reportable event.

The decision to change principal accountants was approved by the Audit Committee of the Company’s Board.

Section 9 Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits - The following exhibits are furnished as part of this current report:

Exhibit	Description
16.1	Letter, dated as of July 21, 2006, from UHY Mann Frankfort Stein & Lipp CPAs, LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC. By: /s/ Lisa Bromiley Meier Lisa Bromiley Meier Chief Financial Officer

Date:  July 24, 2006